                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2004, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-05                52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01. Other Events.

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   POPULAR ABS, INC.



                                         By: /s/ James H. Jenkins
                                             ---------------------------------
                                             James H. Jenkins,
                                             Executive Vice President and CFO



Dated: January 5, 2005

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
                                                                                                                              Page 1


                                Equity One Mortgage Pass-Through Certificates Series 2004-3
                                            Statement to Certificateholders
                                                    December 27, 2004
====================================================================================================================================
                                                   DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                  ENDING
             FACE           PRINCIPAL                                                    REALIZED      DEFERRED       PRINCIPAL
CLASS        VALUE          BALANCE         PRINCIPAL      INTEREST         TOTAL         LOSSES       INTEREST        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
AF1      149,220,000.00  132,262,602.70    7,738,427.41     266,550.81    8,004,978.22      0.00         0.00      124,524,175.29
AF2       37,640,000.00   37,640,000.00            0.00     119,179.87      119,179.87      0.00         0.00       37,640,000.00
AF3       45,490,000.00   45,490,000.00            0.00     161,660.79      161,660.79      0.00         0.00       45,490,000.00
AF4       43,000,000.00   43,000,000.00            0.00     182,708.74      182,708.74      0.00         0.00       43,000,000.00
AF5       17,629,000.00   17,629,000.00            0.00      83,728.30       83,728.30      0.00         0.00       17,629,000.00
AF6       20,700,000.00   20,700,000.00            0.00      87,275.15       87,275.15      0.00         0.00       20,700,000.00
AV1      179,385,000.00  161,995,697.71    4,072,861.30     348,789.24    4,421,650.54      0.00         0.00      157,922,836.41
AV2       34,668,000.00   30,315,340.88    1,723,458.17      65,793.31    1,789,251.48      0.00         0.00       28,591,882.71
M1        41,040,000.00   41,040,000.00            0.00     194,917.99      194,917.99      0.00         0.00       41,040,000.00
M2        34,580,000.00   34,580,000.00            0.00     164,236.46      164,236.46      0.00         0.00       34,580,000.00
M3        10,340,000.00   10,340,000.00            0.00      49,109.46       49,109.46      0.00         0.00       10,340,000.00
M4         8,730,000.00    8,730,000.00            0.00      41,462.82       41,462.82      0.00         0.00        8,730,000.00
B1         8,080,000.00    8,080,000.00            0.00      27,345.36       27,345.36      0.00         0.00        8,080,000.00
B2         6,790,000.00    6,790,000.00            0.00      27,364.29       27,364.29      0.00         0.00        6,790,000.00
B3         7,110,000.00    7,110,000.00            0.00      34,775.73       34,775.73      0.00         0.00        7,110,000.00
R                  0.00            0.00            0.00           0.00            0.00      0.00         0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   644,402,000.00  605,702,641.29   13,534,746.88   1,854,898.32   15,389,645.20      0.00         0.00      592,167,894.41
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
X        646,347,251.19  613,742,603.14            0.00      42,052.25       42,052.25      0.00         0.00      601,530,106.66
====================================================================================================================================


====================================================================================================================================
                                                                                                           |
                                       FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                       |  PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------|---------|-------------
                                                                                                           |         |    CURRENT
                         BEGINNING                                                          ENDING         |         |   PASS THRU
CLASS      CUSIP         PRINCIPAL         PRINCIPAL        INTEREST         TOTAL         PRINCIPAL       |  CLASS  |      RATE
-----------------------------------------------------------------------------------------------------------|---------|-----------
AF1       294751ER9      886.35975539     51.85918382      1.78629413    53.64547795       834.50057157    |   AF1   |  2.340630%
AF2       294751ES7    1,000.00000000      0.00000000      3.16630898     3.16630898     1,000.00000000    |   AF2   |  3.800000%
AF3       264751ET5    1,000.00000000      0.00000000      3.55376544     3.55376544     1,000.00000000    |   AF3   |  4.265000%
AF4       294751EU2    1,000.00000000      0.00000000      4.24904047     4.24904047     1,000.00000000    |   AF4   |  5.100000%
AF5       294751EV0    1,000.00000000      0.00000000      4.74946395     4.74946395     1,000.00000000    |   AF5   |  5.700000%
AF6       294751EW8    1,000.00000000      0.00000000      4.21619082     4.21619082     1,000.00000000    |   AF6   |  5.060000%
AV1       294751EX6      903.06155871     22.70458121      1.94436123    24.64894244       880.35697751    |   AV1   |  2.500630%
AV2       264751EY4      874.44735433     49.71322747      1.89781095    51.61103842       824.73412686    |   AV2   |  2.520630%
M1        294751EZ1    1,000.00000000      0.00000000      4.74946369     4.74946369     1,000.00000000    |   M1    |  5.700000%
M2        294751FA5    1,000.00000000      0.00000000      4.74946385     4.74946385     1,000.00000000    |   M2    |  5.700000%
M3        294751FB3    1,000.00000000      0.00000000      4.74946422     4.74946422     1,000.00000000    |   M3    |  5.700000%
M4        294751FC1    1,000.00000000      0.00000000      4.74946392     4.74946392     1,000.00000000    |   M4    |  5.700000%
B1        294751FD9    1,000.00000000      0.00000000      3.38432673     3.38432673     1,000.00000000    |   B1    |  3.930630%
B2        294751FE7    1,000.00000000      0.00000000      4.03008689     4.03008689     1,000.00000000    |   B2    |  4.680630%
B3        294751FF4    1,000.00000000      0.00000000      4.89110127     4.89110127     1,000.00000000    |   B3    |  5.680630%
-----------------------------------------------------------------------------------------------------------|---------|-------------
TOTALS                   939.94531564     21.00357677      2.87848008    23.88205685       918.94173887    |         |
-----------------------------------------------------------------------------------------------------------|---------|-------------
                                                                                                           |         |
-----------------------------------------------------------------------------------------------------------|---------|-------------
X              N/A       949.55552454      0.00000000      0.06506139     0.06506139       930.66088786    |   X     |  0.082221%
=================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
           IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                       RYAN  VAUGHN
                                 JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                    4 NEW YORK PLAZA FLR 6,
                                                   New York, New York 10004
                                          Tel: (212) 623-4484 Fax: (212) 623-5930
                                               Email: Ryan.M.Vaughn@JPMorgan.com
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC
OMITTED] JPMORGAN                                                    Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

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

                                                                                                               Page 2


=====================================================================================================================

                            Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                 December 27, 2004
=====================================================================================================================

Sec. 4.03(a)(i)           Funds Allocable to Certificate Principal

                                 Group I Scheduled Principal                                               458,666.58
                                 Group I Curtailments                                                       23,019.27
                                 Group I Prepayments                                                     6,500,751.16
                                 Group I Repurchases                                                             0.00
                                 Group I Liquidation Proceeds                                                    0.00

                                 Group II-A Scheduled Principal                                            149,509.84
                                 Group II-A Curtailments                                                    13,593.19
                                 Group II-A Prepayments                                                  3,511,868.12
                                 Group II-A Repurchases                                                          0.00
                                 Group II-A Liquidation Proceeds                                                 0.00

                                 Group II-B Scheduled Principal                                             28,661.81
                                 Group II-B Curtailments                                                       616.10
                                 Group II-B Prepayments                                                  1,525,810.41
                                 Group II-B Repurchases                                                          0.00
                                 Group II-B Liquidation Proceeds                                                 0.00

                                 Extra Principal Distribution Amount                                     1,322,250.40

Sec. 4.03 (a)(ii)         Interest Distribution Amounts

                                 Interest Distribution - AF-1                                              266,550.81

                                 Unpaid Interest - AF-1                                                          0.00
                                 Remaining Unpaid Interest - AF-1                                                0.00

                                 Interest Distribution - AF-2                                              119,179.87
                                 Unpaid Interest - AF-2                                                          0.00
                                 Remaining Unpaid Interest - AF-2                                                0.00

                                 Interest Distribution - AF-3                                              161,660.79
                                 Unpaid Interest - AF-3                                                          0.00
                                 Remaining Unpaid Interest - AF-3                                                0.00

                                 Interest Distribution - AF-4                                              182,708.74
                                 Unpaid Interest - AF-4                                                          0.00
                                 Remaining Unpaid Interest - AF-4                                                0.00

                                 Interest Distribution - AF-5                                               83,728.30
                                 Unpaid Interest - AF-5                                                          0.00
                                 Remaining Unpaid Interest - AF-5                                                0.00

                                 Interest Distribution - AF-6                                               87,275.15
                                 Unpaid Interest - AF-6                                                          0.00
                                 Remaining Unpaid Interest - AF-6                                                0.00

                                 Interest Distribution - AV-1                                              348,789.24
                                 Unpaid Interest - AV-1                                                          0.00
                                 Remaining Unpaid Interest - AV-1                                                0.00




[GRAPHIC
OMITTED] JPMORGAN                                     Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
=====================================================================================================================
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
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=====================================================================================================================
                            Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                 December 27, 2004
=====================================================================================================================

                                 Interest Distribution - AV-2                                               65,793.31
                                 Unpaid Interest - AV-2                                                          0.00
                                 Remaining Unpaid Interest - AV-2                                                0.00

                                 Interest Distribution - M-1                                               194,917.99
                                 Unpaid Interest - M-1                                                           0.00
                                 Remaining Unpaid Interest - M-1                                                 0.00

                                 Interest Distribution - M-2                                               164,236.46
                                 Unpaid Interest - M-2                                                           0.00
                                 Remaining Unpaid Interest - M-2                                                 0.00

                                 Interest Distribution - M-3                                                49,109.46
                                 Unpaid Interest - M-3                                                           0.00
                                 Remaining Unpaid Interest - M-3                                                 0.00

                                 Interest Distribution - M-4                                                41,462.82
                                 Unpaid Interest - M-4                                                           0.00
                                 Remaining Unpaid Interest - M-4                                                 0.00

                                 Interest Distribution - B-1                                                27,345.36
                                 Unpaid Interest - B-1                                                           0.00
                                 Remaining Unpaid Interest - B-1                                                 0.00

                                 Interest Distribution - B-2                                                27,364.29
                                 Unpaid Interest - B-2                                                           0.00
                                 Remaining Unpaid Interest - B-2                                                 0.00

                                 Interest Distribution - B-3                                                34,775.73
                                 Unpaid Interest - B-3                                                           0.00
                                 Remaining Unpaid Interest - B-3                                                 0.00

                          Interest Reductions
                                 Net Prepayment Interest Shortfalls                                              0.00
                                 Relief Act Reductions                                                         230.06

                                 Class AF-1 Interest Reduction                                                  30.09
                                 Class AF-2 Interest Reduction                                                  13.46
                                 Class AF-3 Interest Reduction                                                  18.25
                                 Class AF-5 Interest Reduction                                                   9.45
                                 Class AF-4 Interest Reduction                                                  41.26
                                 Class AF-6 Interest Reduction                                                   9.85
                                 Class AV-1 Interest Reduction                                                  39.38
                                 Class AV-2 Interest Reduction                                                   7.43
                                 Class M-1 Interest Reduction                                                   22.01
                                 Class M-2 Interest Reduction                                                   18.54
                                 Class M-3 Interest Reduction                                                    5.54
                                 Class M-4 Interest Reduction                                                    4.68
                                 Class B-1 Interest Reduction                                                    3.09
                                 Class B-2 Interest Reduction                                                    3.09
                                 Class B-3 Interest Reduction                                                    3.93



[GRAPHIC
OMITTED] JPMORGAN                                     Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
=====================================================================================================================
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

                                                                                                               Page 4

=====================================================================================================================
                               Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                  December 27, 2004
=====================================================================================================================

Sec. 4.03(a)(iii)         Available Funds Shortfall

                                 Class AF-1 Available Funds Shortfall                                            0.00
                                 Class AF-2 Available Funds Shortfall                                            0.00
                                 Class AF-3 Available Funds Shortfall                                            0.00
                                 Class AF-4 Available Funds Shortfall                                            0.00
                                 Class AF-5 Available Funds Shortfall                                            0.00
                                 Class AF-6 Available Funds Shortfall                                            0.00
                                 Class AV-1 Available Funds Shortfall                                            0.00
                                 Class AV-2 Available Funds Shortfall                                            0.00
                                 Class M-1 Available Funds Shortfall                                             0.00
                                 Class M-2 Available Funds Shortfall                                             0.00
                                 Class M-3 Available Funds Shortfall                                             0.00
                                 Class M-4 Available Funds Shortfall                                             0.00
                                 Class B-1 Available Funds Shortfall                                             0.00
                                 Class B-2 Available Funds Shortfall                                             0.00
                                 Class B-3 Available Funds Shortfall                                             0.00

Sec. 4.03(a)(v)           Pool Principal Balances

                                 Group I Beginning Pool Balance                                        418,040,652.56
                                 Group I Ending Pool Balance                                           411,058,215.55
                                 Group II-A Beginning Pool Balance                                     164,656,563.54
                                 Group II-A Ending Pool Balance                                        160,981,592.39
                                 Group II-B Beginning Pool Balance                                      31,045,387.04


                                 Group II-B Ending Pool Balance                                         29,490,298.72
                                 Total Beginning Pool Balance                                          613,742,603.14
                                 Total Ending Pool Balance                                             601,530,106.66

Sec. 4.03(a)(vi)          Servicing Fee

                                 Group I Servicing Fee                                                     174,183.61
                                 Group II-A Servicing Fee                                                   68,606.90
                                 Group II-B Servicing Fee                                                   12,935.58

Sec. 4.03(a)(viii)        Delinquency Advances

                                 Group I Delinquency Advances Included in Current Distribution                   0.00
                                 Group I Recouped Advances Included in Current Distribution                      0.00
                                 Group I Recouped Advances From Liquidations                                     0.00
                                 Group I Aggregate Amount of Advances Outstanding                                0.00

                                 Group II-A Delinquency Advances Included in Current Distribution           14,408.19
                                 Group II-A Recouped Advances Included in Current Distribution                   0.00
                                 Group II-A Recouped Advances From Liquidations                                  0.00
                                 Group II-A Aggregate Amount of Advances Outstanding                       191,418.79

                                 Group II-B Delinquency Advances Included in Current Distribution                0.00
                                 Group II-B Recouped Advances Included in Current Distribution                   0.00
                                 Group II-B Recouped Advances From Liquidations                                  0.00
                                 Group II-B Aggregate Amount of Advances Outstanding                             0.00



[GRAPHIC
OMITTED] JPMORGAN                                     Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
=====================================================================================================================
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                                                                                                               Page 5

=====================================================================================================================
                                 Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                     December 27, 2004
=====================================================================================================================

Section 4.03(a)(ix) A            Group I,Group II-A, and Group II-B Loans Delinquent

                                 ====================================================================================
                                                               Group 1
                                 ------------------------------------------------------------------------------------

                                                                                 Principal
                                   Period                      Number             Balance              Percentage
                                 ------------------------------------------------------------------------------------
                                  0-30 days                     175            23,654,206.68             5.75%
                                 ------------------------------------------------------------------------------------
                                 31-60 days                      27             3,317,038.14             0.81%
                                 ------------------------------------------------------------------------------------
                                 61-90 days                       8             1,195,132.17             0.29%
                                 ------------------------------------------------------------------------------------
                                    91+days                       1                77,488.78             0.02%
                                 ------------------------------------------------------------------------------------
                                      Total                     211            28,243,865.77             6.87%
                                 ------------------------------------------------------------------------------------


                                 ====================================================================================
                                                               Group 2
                                 ------------------------------------------------------------------------------------
                                                                                 Principal
                                  Period                       Number              Balance             Percentage
                                 ------------------------------------------------------------------------------------
                                  0-30 days                      91            13,333,087.09             8.28%
                                 ------------------------------------------------------------------------------------
                                 31-60 days                      11             1,692,852.84             1.05%
                                 ------------------------------------------------------------------------------------
                                 61-90 days                       5               623,809.09             0.39%
                                 ------------------------------------------------------------------------------------
                                    91+days                       2               231,319.08             0.14%
                                 ------------------------------------------------------------------------------------
                                      Total                     109            15,881,068.10             9.86%
                                 ------------------------------------------------------------------------------------



                                 ====================================================================================
                                                               Group 3
                                 ------------------------------------------------------------------------------------
                                                                                 Principal
                                  Period                       Number             Balance              Percentage
                                 ------------------------------------------------------------------------------------
                                 0-30 days                        9             1,003,548.17             3.40%
                                 ------------------------------------------------------------------------------------
                                 31-60 days                       1               334,908.25             1.14%
                                 ------------------------------------------------------------------------------------
                                 61-90 days                       1               103,680.49             0.35%
                                 ------------------------------------------------------------------------------------
                                    91+days                       0                     0.00             0.00%
                                 ------------------------------------------------------------------------------------
                                      Total                      11             1,442,136.91             4.89%
                                 ------------------------------------------------------------------------------------



Sec. 4.03 (a)(ix) B       Group I,Group II-A, and Group II-B Loans in Foreclosure

                                 ===========================================================
                                                          Group 1
                                 -----------------------------------------------------------
                                                         Principal
                                    Number                Balance                Percentage
                                 -----------------------------------------------------------
                                       6                671,823.59                  0.16%
                                 -----------------------------------------------------------


                                 ===========================================================
                                                          Group 2
                                 -----------------------------------------------------------
                                                         Principal
                                    Number                Balance                Percentage
                                 -----------------------------------------------------------
                                       6                1,214,680.21                0.75%
                                 -----------------------------------------------------------


                                 ===========================================================
                                                          Group 3
                                 -----------------------------------------------------------
                                                         Principal
                                    Number                Balance                Percentage
                                 -----------------------------------------------------------
                                       1                 59,374.93                  0.20%
                                 -----------------------------------------------------------

[GRAPHIC
OMITTED] JPMORG              Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
============================================================================================
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                                                                                                               Page 6
=====================================================================================================================

                            Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                 December 27, 2004
=====================================================================================================================

Sec. 4.03(a)(x),(xi)      Group I,Group II-A, and Group II-B Loans in REO


                                 ===========================================================
                                                          Group 1
                                 -----------------------------------------------------------
                                                         Principal
                                   Number                 Balance                Percentage
                                 -----------------------------------------------------------
                                      0                    0.00                     0.00%
                                 -----------------------------------------------------------


                                 ===========================================================
                                                         Group 2
                                 -----------------------------------------------------------
                                                         Principal
                                   Number                 Balance                Percentage
                                 -----------------------------------------------------------
                                     0                      0.00                    0.00%
                                 -----------------------------------------------------------


                                 ===========================================================
                                                          Group 3
                                 -----------------------------------------------------------
                                                         Principal
                                   Number                 Balance                Percentage
                                 -----------------------------------------------------------
                                     0                     0.00                    0.00%
                                 -----------------------------------------------------------


                                 Market Value of Group I REO Loans                                               0.00
                                 Market Value of Group II-A REO Loans                                            0.00
                                 Market Value of Group II-B REO Loans                                            0.00

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                 Group I Three Largest Loans                                             1,933,864.13
                                 Group II-A Three Largest Loans                                          1,145,370.52
                                 Group II-B Three Largest Loans                                          1,864,160.69

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                                 Class AV-1 Net WAC Cap Carryover Amounts Due                                    0.00
                                 Class AV-1 Net WAC Cap Carryover Amounts Paid                                   0.00
                                 Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                          0.00
                                 Class AV-2 Net WAC Cap Carryover Amounts Due                                    0.00
                                 Class AV-2 Net WAC Cap Carryover Amounts Paid                                   0.00
                                 Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                          0.00
                                 Class B-1 Net WAC Cap Carryover Amounts Due                                     0.00
                                 Class B-1 Net WAC Cap Carryover Amounts Paid                                    0.00
                                 Class B-1 Net WAC Cap Carryover Remaining Amounts Due                           0.00
                                 Class B-2 Net WAC Cap Carryover Amounts Due                                     0.00
                                 Class B-2 Net WAC Cap Carryover Amounts Paid                                    0.00
                                 Class B-2 Net WAC Cap Carryover Remaining Amounts Due                           0.00
                                 Class B-3 Net WAC Cap Carryover Amounts Due                                     0.00
                                 Class B-3 Net WAC Cap Carryover Amounts Paid                                    0.00
                                 Class B-3 Net WAC Cap Carryover Remaining Amounts Due                           0.00

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+ Contractually Past Due

                                 Group I Aggregate Principal Balance of Balloon Loans                            0.00
                                 Group II-A Aggregate Principal Balance of Balloon Loans                         0.00
                                 Group II-B Aggregate Principal Balance of Balloon Loans                         0.00



[GRAPHIC
OMITTED] JPMORGAN                                     Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
=====================================================================================================================
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                                                                                                                           Page 7

=================================================================================================================================
                                 Equity One Mortgage Pass-Through Certificates Series 2004-3

                                                    December 27, 2004
=================================================================================================================================

Sec. 4.03 (a)(xv),(xxii)         Realized Losses

                                           Group I Current Period Realized Losses                                            0.00
                                           Group I Cumulative Realized Losses                                            6,557.48
                                           Group II-A Current Period Realized Losses                                         0.00
                                           Group II-A Cumulative Realized Losses                                             0.00
                                           Group II-B Current Period Realized Losses                                         0.00
                                           Group II-B Cumulative Realized Losses                                             0.00

Sec. 4.03 (a)(xvi)               Reserve Fund
                                           Beginning Balance of Reserve Fund                                                 0.00
                                           Funds Withdrawn From Reserve Fund For Distribution                                0.00
                                           Funds Deposited to Reserve Fund                                              42,039.69
                                           Ending Balance of Reserve Fund                                                    0.00
                                           Yield Maintenance Payment for Class AV1                                      35,231.57
                                           Yield Maintenance Payment for Class AV2                                       6,808.11

Sec. 4.03 (a)(xvii)              Number of Loans Repurchased

                                           Group I Number of Loans Repurchased                                               0.00
                                           Group II-A Number of Loans Repurchased                                            0.00
                                           Group II-B Number of Loans Repurchased                                            0.00

Sec. 4.03 (a)(xviii)             Weighted Average Mortgage Rate of Outstanding Loans
                                 (as of first day of related Due Period)

                                           Group I Weighted Average Mortgage Rate                                          6.70 %
                                           Group II-A Weighted Average Mortgage Rate                                       6.80 %
                                           Group II-B Weighted Average Mortgage Rate                                       6.78 %

Sec. 4.03 (a)(xix)               Weighted Average Remaining Term of Outstanding Loans

                                           Group I Weighted Average Remaining Term                                         336.00
                                           Group II-A Weighted Average Remaining Term                                      353.00
                                           Group II-B  Weighted Average Remaining Term                                     353.00

Sec. 4.03 (a)(xxi),
(xxii),(xxiii)                   Overcollateralization Amounts

                                           Overcollateralization Amount                                              9,362,212.25
                                           Overcollateralization Target Amount                                      20,359,938.41
                                           Overcollateralization Release Amount                                              0.00
                                           Overcollateralization Deficiency Amount                                  10,997,726.16

Sec. 4.03 (a)(xxiv)              Trigger Events
                                           Has a Trigger Event Occurred and is continuing?                                     NO
                                           Cumulative Realized Losses as a percentage of the
                                           Original Pool Balance                                                            0.00%
                                           Senior Enhancement Percentage                                                   20.73%
                                           Senior Specified Enhancement Percentage                                         42.40%

Sec. 4.03 (a)(xxv)               60+ Day Delinquent Loans

                                           60+ Day Delinquent Loans as a percentage of the current Pool Balance             0.69%

Sec. 4.03 (a)(xxvi)              Amount of Funds Collected by Trustee under Yield Maintenance Agreement                 42,039.69

Sec. 4.03 (a)(xxvii)             Pre-Funded Amount                                                                           0.00

[GRAPHIC
OMITTED] JPMORGAN                                                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
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